                                                                      EXHIBIT 21

                          SUBSIDIARIES OF CMGI, INC.
                            As of October 27, 2000

--------------------------------------------------------------------------------------------------------------------------
                                     Name                                                   Jurisdiction of Organization
--------------------------------------------------------------------------------------------------------------------------
Maktar Limited                                                                                        Ireland
--------------------------------------------------------------------------------------------------------------------------
     Lippri Limited                                                                                   Ireland
--------------------------------------------------------------------------------------------------------------------------
       CMGI EuroHolding Limited                                                                  England and Wales
--------------------------------------------------------------------------------------------------------------------------
         CMGI (UK) Limited                                                                       England and Wales
--------------------------------------------------------------------------------------------------------------------------
         CMGI Europe Limited                                                                     England and Wales
--------------------------------------------------------------------------------------------------------------------------
1stUp.com Corporation                                                                                 Delaware
--------------------------------------------------------------------------------------------------------------------------
Activate.Net Corporation                                                                              Delaware
--------------------------------------------------------------------------------------------------------------------------
     Activate.net Canada Corporation                                                              Ontario, Canada
--------------------------------------------------------------------------------------------------------------------------
AltaVista Company                                                                                     Delaware
--------------------------------------------------------------------------------------------------------------------------
     Shopping.com                                                                                    California
--------------------------------------------------------------------------------------------------------------------------
     Transium Corporation                                                                             Delaware
--------------------------------------------------------------------------------------------------------------------------
     Raging Bull, Inc.                                                                                Delaware
--------------------------------------------------------------------------------------------------------------------------
     AltaVista Internet Holding Ltd.                                                                  Ireland
--------------------------------------------------------------------------------------------------------------------------
       AltaVista Internet Operations Ltd.                                                             Ireland
--------------------------------------------------------------------------------------------------------------------------
         AltaVista Internet Solutions Limited                                                         Ireland
--------------------------------------------------------------------------------------------------------------------------
           AltaVista AB                                                                                Sweden
--------------------------------------------------------------------------------------------------------------------------
Cha! Technologies Services, Inc.                                                                      Delaware
--------------------------------------------------------------------------------------------------------------------------
     ExchangePath, LLC                                                                                Delaware
--------------------------------------------------------------------------------------------------------------------------
Clara Vista Corporation                                                                               Virginia
--------------------------------------------------------------------------------------------------------------------------
CMG Securities Corporation                                                                         Massachusetts
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures Capital Corporation                                                                    Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures Securities Corporation                                                                 Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures, Inc.                                                                                  Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures I, LLC                                                                                 Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures II, LLC                                                                                Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures III, LLC                                                                               Delaware
--------------------------------------------------------------------------------------------------------------------------
CMG @ Ventures Expansion, LLC                                                                         Delaware
--------------------------------------------------------------------------------------------------------------------------
CMGI Solutions, Inc.                                                                                  Delaware
--------------------------------------------------------------------------------------------------------------------------
CMGion, Inc.                                                                                          Delaware
--------------------------------------------------------------------------------------------------------------------------
     AdForce, Inc.                                                                                    Delaware
--------------------------------------------------------------------------------------------------------------------------
     ADTECH Advertising Service Providing GmbH                                                        Germany
--------------------------------------------------------------------------------------------------------------------------
     CMGion North America, Inc.                                                                       Delaware
--------------------------------------------------------------------------------------------------------------------------
     CMGion Securities Corporation                                                                    Delaware
--------------------------------------------------------------------------------------------------------------------------
     Fredmay Limited                                                                                  Ireland
--------------------------------------------------------------------------------------------------------------------------
       Alyked Limited                                                                                 Ireland
--------------------------------------------------------------------------------------------------------------------------
         Rayken Limited                                                                               Ireland
--------------------------------------------------------------------------------------------------------------------------
Engage, Inc.                                                                                          Delaware
--------------------------------------------------------------------------------------------------------------------------
     Engage Securities Corporation                                                                 Massachusetts
--------------------------------------------------------------------------------------------------------------------------
     AdKnowledge Inc.                                                                                California
--------------------------------------------------------------------------------------------------------------------------
       Focalink Communications Corp.                                                                 California
--------------------------------------------------------------------------------------------------------------------------
     ADSmart Corporation                                                                              Delaware
--------------------------------------------------------------------------------------------------------------------------
     Engage Acquisition Corp.                                                                      Cayman Islands
--------------------------------------------------------------------------------------------------------------------------
       Space Media Holdings Limited                                                            British Virgin Islands
--------------------------------------------------------------------------------------------------------------------------
     Engage Australia Pty Limited                                                                    Australia
--------------------------------------------------------------------------------------------------------------------------
     Engage Canada Holdings Corp.                                                                     Delaware
--------------------------------------------------------------------------------------------------------------------------
       Engage Canada Company                                                                           Canada
--------------------------------------------------------------------------------------------------------------------------
     Engage Canada Holdings II Corp.                                                                  Delaware
--------------------------------------------------------------------------------------------------------------------------
     Engage France SAS                                                                                 France
--------------------------------------------------------------------------------------------------------------------------
     Engage Italia srl                                                                                 Italy
--------------------------------------------------------------------------------------------------------------------------
     Engage Sverige AB                                                                                 Sweden
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                     Name                                                   Jurisdiction of Organization
--------------------------------------------------------------------------------------------------------------------------
     Engage Technologies Japan                                                                         Japan
--------------------------------------------------------------------------------------------------------------------------
     Engage Technologies Limited (UK)                                                            England and Wales
--------------------------------------------------------------------------------------------------------------------------
     Engage Technologies GmbH                                                                         Germany
--------------------------------------------------------------------------------------------------------------------------
     Flycast Communications Corporation                                                               Delaware
--------------------------------------------------------------------------------------------------------------------------
         Interstep, Inc.                                                                           Massachusetts
--------------------------------------------------------------------------------------------------------------------------
         Flycast Deutschland GmbH                                                                     Germany
--------------------------------------------------------------------------------------------------------------------------
     Internet Profiles Corporation                                                                   California
--------------------------------------------------------------------------------------------------------------------------
     MediaBridge Technologies, Inc.                                                                   Delaware
--------------------------------------------------------------------------------------------------------------------------
         MediaBridge UK Limited                                                                  England and Wales
--------------------------------------------------------------------------------------------------------------------------
         Midsystems UK Limited                                                                   England and Wales
--------------------------------------------------------------------------------------------------------------------------
Equilibrium Technologies, Inc.                                                                        Delaware
--------------------------------------------------------------------------------------------------------------------------
Green Witch, LLC                                                                                     California
--------------------------------------------------------------------------------------------------------------------------
iCast Corporation                                                                                     Delaware
--------------------------------------------------------------------------------------------------------------------------
     iCast Comedy Corporation                                                                         Delaware
--------------------------------------------------------------------------------------------------------------------------
     iCast Movies Corporation                                                                         Delaware
--------------------------------------------------------------------------------------------------------------------------
         Shortbuzz LLC                                                                                Delaware
--------------------------------------------------------------------------------------------------------------------------
     iCast Music Corporation                                                                          Delaware
--------------------------------------------------------------------------------------------------------------------------
     Magnitude Network, Inc.                                                                          Delaware
--------------------------------------------------------------------------------------------------------------------------
     Signatures SNI, Inc.                                                                             Delaware
--------------------------------------------------------------------------------------------------------------------------
         Signatures Network, Inc.                                                                     Delaware
--------------------------------------------------------------------------------------------------------------------------
MyWay.com Corporation                                                                                 Delaware
--------------------------------------------------------------------------------------------------------------------------
     Zip2 Corp.                                                                                      California
--------------------------------------------------------------------------------------------------------------------------
Nascent Technologies, Incorporated                                                                    Virginia
--------------------------------------------------------------------------------------------------------------------------
NaviPath, Inc.                                                                                        Delaware
--------------------------------------------------------------------------------------------------------------------------
     GeoDial Company                                                                                   Canada
--------------------------------------------------------------------------------------------------------------------------
NaviSite, Inc.                                                                                        Delaware
--------------------------------------------------------------------------------------------------------------------------
     ClickHear, Inc.                                                                                  Delaware
--------------------------------------------------------------------------------------------------------------------------
SalesLink Corporation                                                                                 Delaware
--------------------------------------------------------------------------------------------------------------------------
     Pacific Direct Marketing Corporation                                                            California
--------------------------------------------------------------------------------------------------------------------------
     SalesLink DE Mexico Holding Corp.                                                                Delaware
--------------------------------------------------------------------------------------------------------------------------
         SalesLink DE Mexico, S. DE R.L. DE C.V.                                                       Mexico
--------------------------------------------------------------------------------------------------------------------------
     InSolutions Incorporated                                                                         Delaware
--------------------------------------------------------------------------------------------------------------------------
         TwinSolutions LLC                                                                           California
--------------------------------------------------------------------------------------------------------------------------
     On-Demand Solutions, Inc.                                                                     Massachusetts
--------------------------------------------------------------------------------------------------------------------------
Tallan, Inc.                                                                                          Delaware
--------------------------------------------------------------------------------------------------------------------------
uBid, Inc.                                                                                            Delaware
--------------------------------------------------------------------------------------------------------------------------
     Bondai Limited                                                                                   Ireland
--------------------------------------------------------------------------------------------------------------------------
         Brentgrove Limited                                                                           Ireland
--------------------------------------------------------------------------------------------------------------------------
yesmail.com, inc.                                                                                     Delaware
--------------------------------------------------------------------------------------------------------------------------